Exhibit 99.2

LifeCell Corporation

Confidentiality, Assignment of Contributions and

Inventions, Non-Competition, and Non-Solicitation Agreement

Background. I, Bruce Lamb, am executing this Confidentiality, Assignment of Contributions and Inventions, Non-Competition, and Non-Solicitation Agreement (this “Covenants Agreement”) with LifeCell Corporation (the “Company”) as a material inducement for Purchaser to enter into the Merger Agreement with the Company and as consideration for the substantial Sale Consideration which I will receive as a result of the transactions contemplated by the Merger Agreement. I acknowledge that (a) I have extensive knowledge of Confidential Information (as defined below), (b) I have developed relationships with the Company’s customers, distributors and suppliers through my employment with, and at the expense of, the Company, (c) I possess valuable skills and knowledge which have contributed to the successful operation of the Company prior to the closing of the Offer and which are expected to contribute to the successful operation of the Company after the closing of the Offer, (d) the Company wishes to be assured that I will not, during the Term and for a period thereafter, engage, directly or indirectly, in any activity competing with the business of the Company or disclose or make unauthorized use of any Confidential Information, upon and subject to the terms provided in this Covenants Agreement, (e) the purposes of the covenants in this Covenants Agreement are to protect the goodwill and Confidential Information of the Company and (f) the covenants set forth in this Covenants Agreement are reasonable and necessary to protect and preserve the value of the Company and its affiliates and their businesses. Capitalized terms used but not defined herein shall have the respective meanings ascribed to them in the Employment Agreement between the Company and me dated May 19, 2008 (the “Employment Agreement”) or, if not in the Employment Agreement, the meanings ascribed to them in the Merger Agreement.

1. Confidentiality. While working for the Company, I may have previously developed or acquired, or may in the future develop or acquire, knowledge in my work or from my colleagues or otherwise of Confidential Information. “Confidential Information” means information which is not generally known or available to the public relating to the Company, its business, potential business or that of its customers or its or their respective affiliates such as information concerning the identity of customers or their requirements or key contacts within the customer’s organization, suppliers, distributors, software programs, demonstration programs, routines, algorithms, computer systems, plans, strategies, research, formulations, processes, production methods and sources, products and specifications, equipment manufacturing and other techniques, designs, know-how, show how, trade secrets, inventions, improvements, discoveries, concepts, methodology, formulas, drawings, maps, manuals, models, specifications, records, files, memoranda, notes, reports, correspondence, financial and sales data, pricing lists or terms; trading terms, training materials and methods, marketing, distribution, and merchandising techniques and strategies, evaluations, opinions and interpretations, together with all others writings, or materials of any type embodying any of the foregoing and any and all, other technical, operating, financial, and business information or materials relating to the Company, its customers or its or their respective affiliates, whether or not reduced to writing or other medium and whether or not marked or labeled confidential, proprietary, or the like, regardless of whether created by me, others or both. Confidential Information does not include information that is or becomes public knowledge or enters the public domain without fault on my part. I will have the burden of proof with respect to the exclusion of any information from the definition of “Confidential Information.”

With respect to Confidential Information of the Company, its customers and its or their respective affiliates, I agree that:

(a) The Confidential Information is and will continue to be the sole and exclusive property of the Company;

(b) Except as required under applicable law or pursuant to any judicial process or administrative proceeding with subpoena powers, I will use the Confidential Information only in the performance of my duties for the Company. I will not use the Confidential Information at any time (during or after my employment with the Company or any of its affiliates) for my personal benefit, for the benefit of any other Person or in any manner adverse to the interests of the Company, its customers or its or their respective affiliates;

(c) Except as required under applicable law or pursuant to any judicial process or administrative proceeding with subpoena powers, I will not disclose the Confidential Information at any time (during or after my employment with the Company or any of its affiliates) except to authorized Company personnel, unless the Company consents in advance in writing or unless the Confidential Information indisputably becomes of public knowledge or enters the public domain (without fault on my part);

(d) I will safeguard the Confidential Information by all reasonable steps and abide by all policies and procedures of the Company and its customers in effect from time to time regarding storage, copying, destroying, publication or posting, or handling of such Confidential Information, in whatever medium or format that Confidential Information takes;

(e) Except as required under applicable law or pursuant to any judicial process or administrative proceeding with subpoena powers, I will execute and abide by all confidentiality agreements that the Company reasonably requests me to sign or abide by, whether those agreements are for the benefit of the Company, an affiliate or an actual or a potential customer or supplier thereof;

(f) I will return all materials containing or relating to Confidential Information, together with all other Company or customer property, to the Company when my employment with the Company or any of its affiliates terminates (either voluntary or involuntary) or upon the Company’s earlier request. I shall not retain any copies or reproductions of correspondence, memoranda, reports, notebooks, drawings, photographs, or other documents relating in any way to the business or affairs of the Company, its customers or its or their respective affiliates; and

(g) Upon any termination of my employment with the Company, I will acknowledge to the Company, in writing and under oath, in the form attached hereto as Exhibit A, that I have complied with this Covenants Agreement.

As used herein, the term “Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization or a governmental entity or department, agency or subdivision of the government entity.

For purposes of clauses (b), (c) and (e), in the event of any potentially required disclosure, I will promptly notify the Company and reasonably cooperate and assist the Company in resisting such disclosure in the event it chooses to do so.

2. Contributions and Inventions. While employed by the Company, I may have previously or may in the future make Contributions and Inventions deemed by the Company to have value to it. The terms “Contributions” and “Inventions” are understood to include all technology, improvements, discoveries, formulae, inventions, creations, discoveries, techniques, designs, methods, trade secrets, technical specifications and data, works, modifications, processes, know-how, show-how, expressions, improvements, works of authorship (including computer programs) and other developments, whether or not they are patentable or copyrightable or subject to analogous protection and regardless of their form or state of development and whether or not I have made them alone or with others, together with any and all rights to U.S. or foreign applications for patents, inventor’s certifications or other industrial rights that may be filed thereon, including divisions, continuations in-part, reissues and/or extensions thereof.

(a) With respect to any Contributions and Inventions of any kind that are conceived or made by me, alone or with others, while I am employed by the Company, regardless of whether they are conceived or made during regular working hours at my place of work (whether located at the Company, customer facilities, at home or elsewhere) and that (i) relate to the Company’s business or potential business or that of its affiliates, (ii) result from tasks assigned to me by the Company, or (iii) are conceived or made with the use of the Company’s time, facilities, resources, or materials, I agree that:

(A) I will disclose Contributions and Inventions promptly to the Company. I will not disclose Contributions and Inventions to anyone other than authorized Company personnel;

(B) Contributions and Inventions will belong solely to the Company from conception as “works made for hire” (as that term is used under U.S. copyright law) or otherwise. To the extent that title to any such Contributions and Inventions do not, by operation of law, vest in the Company, I hereby irrevocably assign to the Company all right, title and interest, including, without limitation, tangible and intangible rights such as patent rights, trademarks, and copyrights, that I may have or may acquire in and to all such Contributions and Intentions, benefits and/or rights resulting therefrom, and agree to promptly execute any further specific assignments related to such Contributions or Inventions, benefits and/or rights to the request of the Company. If the Company wants more specific or formal evidence of this, I will sign written documents of assignment at the Company’s request. I also hereby assign to the Company, or waive if not assignable, all “moral rights” in and to any Contributions and Inventions and agree promptly to execute any further specific assignments or waivers related to moral rights at the request of the Company; and

(C) I will, at any time, either during the time I am employed by the Company or thereafter, assist the Company in obtaining and maintaining patent, copyright, trademark, mask works and other protection for Contributions and Inventions, in all countries and territories, at the Company’s expense. In the event that the Company is unable to secure my signature after reasonable effort in connection with any patent, trademark, copyright, mask work or other similar protection relating to a Contribution or an Invention, I hereby irrevocably designate and appoint the Company and its duly authorized officers and agents as my agent and attorney-in-fact, to act for and on my behalf and stead to execute and file any such application and to do all other lawfully permitted acts to further the prosecution and issuance of patents, trademarks, copyrights, mask works or other similar protection thereon with the same legal force and effect as if executed by me.

(b) Any Contributions or Inventions that are conceived or made by me, alone or with others, during the two-year period following my termination of employment with the Company or any of its affiliates for any reason, which relate to the business of the Company shall also be deemed to fall within the provisions of this Section 2 and shall be subject to the provisions of Sections 2(a) above. The “business of the Company” as used in this Section 2 includes the actual business conducted by the Company or any of its affiliates at any time during my employment with the Company, as well as any business in which the Company or any of its affiliates, at any time during my employment with the Company, proposes to engage.

3. Obligations to Prior Employers or Others. I do not have any non-disclosure, non-compete, non-solicitation or other obligations to any previous employer or other Person that would prohibit, limit, conflict or interfere with my obligations under this Covenants Agreement or the performance of my duties for the Company. I will not disclose to the Company or its customers or induce the Company or its customers to use any secret or confidential information or material belonging to others, including my former employers, if any.

4. Excluded Information. A complete list, by non-confidential descriptive title of all Contributions, Inventions, ideas, reports or other creative works, if any, made or conceived by me prior to my employment by the Company and intended to be excluded from this Covenants Agreement, is attached as Exhibit B. I shall not assert any rights under any Contributions, Inventions, ideas, reports or other creative works as having been made or acquired by me prior to my being employed by the Company, unless such contributions, Inventions, ideas, reports or other creative works are identified on Exhibit B. If, after the date, of this Covenants Agreement, I believe that any Contribution or Invention is excluded from this Covenants Agreement, I agree to obtain written authorization from the Company, prior to applying for any patent on the Contribution or Invention, and prior to taking any steps to commercially exploit the Contribution or Invention.

5. Covenant Against Competition and Solicitation.

(a) I acknowledge and understand that; in view of my position as an employee of the Company, I may have previously been afforded, or in the future may be afforded, access to the Company’s Confidential Information and that of its affiliates. I therefore agree that during the course of my employment with the Company or any of its affiliates and for a period of two (2) years after termination of my employment with the Company and all of its affiliates (for any reason or no reason) (the “Restricted Period”), I will not, anywhere within the United States of America or any other country or territory in which the Company or its affiliates conducts business, either directly or indirectly, whether alone or as an employee, employer, consultant, independent contractor, agent, principal, partner, joint venturer, stockholder, member, officer, director or otherwise of any company or other business enterprise, or in any other individual or representative capacity, engage in, assist in, participate in, or otherwise be connected to or benefit from any Competitive Business. As used in this Covenants Agreement, “Competitive Business” shall mean any individual, entity, or business enterprise that is engaged in or is seeking to engage in: (i) the research, development, processing, marketing, and/or distribution of human or xenograft tissues to be used for the purpose of human transplantation to repair or promote the healing of soft tissue defects in any of the following clinical applications: hernia, rotator cuff, breast, diabetic foot ulcer and anterior cruciate ligament; (ii) the research, development, processing, marketing, and/or distribution of negative pressure wound therapy; or (iii) the research, development, production, marketing, and/or distribution of any products that are directly competitive with products that (a) represent at least 10% of the Company’s consolidated product revenues, (b) were sold or distributed by the Company or any of its affiliates during the preceding 12-month period, or (c) are being developed, produced, marketed and/or distributed by the Company or any of its affiliates and are scheduled to be sold or distributed by the Company in a 12-month period; provided, however, that for purposes of this definition, a business shall be a “Competitive Business,” as it applies during the two (2) year period after termination of my employment only if the Company is engaged or is actively seeking to engage in that business on the date of my termination of employment with the Company or was engaged or actively seeking to engage in that business at any time during the preceding 12 months. Without limitation of the foregoing, I expressly agree that, during the Restricted Period, I will not, directly or indirectly, become employed or engaged by, transact business with, or otherwise be connected to or benefit from any of the following businesses: (a) Musculoskeletal Transplant Foundation; Regeneration Technologies, Inc.; Ethicon Inc., Division of Johnson & Johnson; Cook Medical; Tissue Science Laboratories plc; TEI Biosciences, Inc.; the Davol Division of C.R. Bard Inc., Covidien or Integra, as well as each of their respective successors and assigns; and (b) any affiliate of any the foregoing businesses that are engaged in a Competitive Business.

(b) During the Restricted Period, I will not, without the express prior written consent of the Company, directly or indirectly: (i) solicit, induce, or assist any third person in soliciting or inducing any Person that is (or was at any time within the 12 months prior to the solicitation or inducement) an employee consultant, independent contractor or agent of the Company or any of its affiliates to leave the employment of the Company or any of its affiliates or cease performing services as an independent contractor, consultant or agent of the Company or any of its affiliates; (ii) hire, engage, or assist any third party in hiring or engaging, any individual that is or was (at any time within the 12 months prior to the attempted hiring) an employee of the Company or any of its affiliates; or (iii) contact, communicate, solicit, or transact any business with or assist any third party in contacting, communicating, soliciting, or transacting any business with any Person that is or was (at any time within 12 months prior to the contact, communication, solicitation, or transaction) a customer, distributor or supplier of the Company or its affiliates, (or Person who, at any time during the 12 months prior to the contact, communication, solicitation, or transaction, the Company or its affiliates contacted, communicated with or solicited for the purpose of becoming a customer, distributor, or supplier of the Company or its affiliates and I was in any way involved or otherwise had knowledge of or reasonably should ha had knowledge of such contact, communication, or solicitation) for the purposes of inducing such customer, distributor, or supplier or potential customer, distributor, or supplier to be connected to or benefit from any business competitive with that of the Company or its affiliates or to reduce or terminate its or their business relationship with the Company or its affiliates.

6. Non-Disparagement. The parties agree that neither party will at any time (during or after my employment with the Company) disparage the reputation of the other party; provided, with respect to the Company, and its affiliates, this obligation shall only apply to its or their respective officers and directors. The Company also shall apprise its senior executives and senior management to refrain from disparaging my reputation.

7. Interpretation and Scope of this Covenants Agreement.

(a) In the event that any court of competent jurisdiction shall determine that any one or more of the provisions contained in this Covenants Agreement shall be unenforceable in any respect, then such provision shall be deemed limited and restricted to the extent that the court shall deem the provision to be enforceable. It is the intention of the parties to this Covenants Agreement that the covenants and restrictions in this Covenants Agreement be given the broadest interpretation permitted by law. The invalidity or unenforceability of any provision of this Covenants Agreement shall not affect the validity or enforceability of any other provision hereof. The covenants and restrictions contained in this Covenants Agreement shall be deemed a series of separate covenants and restrictions. If, in any judicial proceeding, a court of competent jurisdiction should refuse to enforce all of the separate covenants and restrictions in this Covenants Agreement, then such unenforceable covenants and restrictions shall be deemed eliminated from the provisions of this Covenants Agreement for the purpose of such proceeding to the extent necessary to permit the remaining separate covenants and restrictions to be enforced in such proceeding.

(b) I acknowledge that the restrictions on the activities in which I may engage that are set forth in this Covenants Agreement and the location and period of time for which such restrictions apply are reasonable and necessary to protect the legitimate business interests of the Company and shall survive the termination of my employment. I understand that the Company’s business is global and, accordingly, the restrictions with respect to geographic area are reasonable and no broader than necessary. I further acknowledge that the restrictions contained in this Covenants Agreement will not prevent me from earning a livelihood during the applicable period of restriction.

(c) I understand and agree that if I breach or threaten to breach any of the provisions of this Covenants Agreement, including, without limitation, the provisions of Sections 1, 2, 5 or 6 hereof, the Company would suffer irreparable harm and damages would be an inadequate remedy. Accordingly, I acknowledge that, in the event of any breach or threatened breach by me of any of the provisions of this Covenants Agreement, the Company shall be entitled to temporary, preliminary and permanent injunctive or other equitable relief in any court of competent jurisdiction (without being required to post a bond other collateral) and to an equitable accounting of all earnings, profits and other be is arising, directly or indirectly, from such violation, which rights shall be cumulative and in addition to (rather than instead of) any other rights or remedies to which the Company may be entitled at law or in equity. In addition (and not instead of those rights), I further covenant that I shall be responsible for payment of the reasonable fees and expenses of the Company’s attorneys and experts, as well as the Company’s court costs, pertaining to any suit, arbitration, mediation, action or other proceeding (including the costs of any investigation related thereto) in which the Company is a prevailing party, arising directly or indirectly out of my violation or threatened violation of any of the provisions of this Covenants Agreement. If the Company is not a prevailing party in any suit, arbitration, mediation, action or other proceeding arising directly or indirectly out of my purported violation of any of the provisions of this Covenants Agreement, the Company shall be responsible for payment of the reasonable fees and expenses of attorneys and experts that I incur, as well as my court costs, pertaining to any such suit, arbitration, mediation, action or other proceeding (including the costs of any investigation related thereto).

(d) This Covenants Agreement shall be binding upon me, my heirs, assigns and personal representatives and shall inure to the benefit of the Company, its affiliates and their respective successors and assigns (including, without limitation, the purchaser of all or substantially all of its assets).

(e) This Covenants Agreement shall constitute the entire agreement between Company and myself with respect to the matters covered hereby and shall supersede all previous written, oral or implied understandings between us with respect to such matters. Notwithstanding the foregoing, in the event that it is determined that I have previously breached any of my obligations under any of the provisions of the confidentiality, assignment of contributions and inventions, non-competition, and non-solicitation agreement with the Company signed by me on March 11, 2005, such provisions shall automatically be deemed in full force and effect and, with respect to any such breach, the Company and/or its affiliates shall be entitled to all remedies available under this Covenants Agreement (as if such breach occurred hereunder) or otherwise available to the Company and/or its affiliates at law or in equity. It is understood and agreed that the references in the Employment Agreement to “Covenants Agreement” shall be deemed to refer to this Covenants Agreement.

(f) I acknowledge that my employment with the Company is terminable “at-will.” I understand that nothing contained in this Covenants Agreement shall give me a right to continue in the employ of the Company, and the right to terminate my employment with the Company, at any time, with or without cause, is specifically reserved to the Company. I also understand that I may resign from employment with the Company at any time in my discretion.

(g) Any and all actions or controversies arising out of this Covenants Agreement, Employee’s employment by the Company or termination therefrom, including, without limitation, tort claims, shall be construed and enforced in accordance with the internal laws of the State of New Jersey, without regard to the choice of law principle’s thereof. I irrevocably submit to the jurisdiction of the state and federal courts located in the State of New Jersey. I consent to service of process by overnight courier sent to the address on file with the Company’s human resources department.

I represent and warrant that: (a) I have read this Covenants Agreement; (b) I understand all the terms and conditions hereof; (c) I have entered into this Covenants Agreement of my own free will and volition; (d) I have been advised by the Company to seek and have, to the extent I have deemed necessary, received the advice of counsel of any own selection; and (e) the terms of this Covenants Agreement are fair, reasonable and are being agreed to voluntarily as a material inducement to, and in connection with, the transactions contemplated by the Merger Agreement and in exchange for the Sale Consideration, my continued employment and the payments and benefits set forth in the Employment Agreement.

Date: May 19, 2008	/s/ Bruce Lamb
Bruce Lamb

Accepted:

LIFECELL CORPORATION

By:	/s/ Paul G. Thomas